                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 28, 1999



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                     001-2979              No. 41-0449260
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                 Number)            Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

          (Former name or former address, if changed since last report)

Item 5:    OTHER EVENTS

           Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's additional share repurchase authorization.

Item 7:    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99 Copy of the Press Release announcing Wells Fargo & Company's additional share repurchase authorization




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 29, 1999.

                                    WELLS FARGO & COMPANY



                                    By:   LES L. QUOCK
                                          -------------------------------------
                                          Les L. Quock
                                          Senior Vice President and Controller